Exhibit 10.55

 Regulatory Commission of Alaska
701 West Eighth Avenue, Suite 300
     Anchorage, Alaska 99501
(907) 276-6222; TTY (907) 276-4533

                                 STATE OF ALASKA

                       THE REGULATORY COMMISSION OF ALASKA

Before Commissioners:                           Anthony A. Price, Chairman
                                                Kate Giard
                                                Dave Harbour
                                                Mark K. Johnson
                                                Janis W. Wilson

In the Matter of the Tariff Revision, Designated as)
TA279-8,  Filed by  CHUGACH  ELECTRIC  ASSOCIATION,)          U-06-134
INC. for a Rate Increase and Rate Redesign         )
                                                   )        ORDER NO. 15
---------------------------------------------------)

                     ORDER ACCEPTING SETTLEMENT AGREEMENTS,
                          AMENDING PROCEDURAL SCHEDULE,
                     AND PERMITTING SUPPLEMENTAL TESTIMONY

BY THE COMMISSION:

                                     Summary

            We  accept  the  settlement  agreement  filed  by  Chugach  Electric
Association, Inc. (Chugach), Homer Electric Association, Inc. and Alaska Electric and Energy Cooperative, Inc. (HEA), and the Attorney General (AG). We accept the settlement agreement filed by Chugach and the City of Seward (Seward). We modify the procedural schedule of this docket and permit supplemental testimony.

                                   Background

            We suspended in part the tariff advice filing designated as TA279-8 filed by Chugach.(1) We granted petitions to intervene filed by HEA, Matanuska Electric

----------
      (1) Order U-06-134(1), Order Suspending Tariff Filing; Approving, In Part, Materials Filed in Support of Tariff Filing; Granting Petitions to Intervene; Inviting Intervenors; Designating Commission Panel; and Appointing Administrative Law Judge, dated December 4, 2006 (Order U-06-134(1)).

U-06-134(15) - (08/09/2007)
Page 1 of 9

 Regulatory Commission of Alaska
701 West Eighth Avenue, Suite 300
     Anchorage, Alaska 99501
(907) 276-6222; TTY (907) 276-4533

Association, Inc. (MEA), and Seward.(2) The Attorney General (AG) filed a notice of election to participate.(3) We also granted the petition to intervene of Ray Kreig (Kreig).(4)

            We established a procedural schedule for prefiling of testimony and a public hearing commencing on August 6, 2007.(5) On July 27, 2007, Chugach, HEA, and the AG(6) filed a request that we accept a Joint Settlement agreement(7) reached among those parties and grant certain scheduling relief, accompanied by a motion for expedited consideration.(8) We granted in part the motion for expedited consideration, required the filing of any oppositions to the request to accept the Joint Settlement to be filed by July 30, 2007, and scheduled a prehearing conference on July 31, 2007, to allow the Settling Parties an opportunity to respond to any oppositions.(9) Seward filed a response to the Joint Request(10) and MEA filed an opposition.(11) Seward then filed a

----------
      (2) Order U-06-134(1).

      (3) Notice of Election to Participate, dated November 28, 2006.

      (4) Order U-06-134(8), Order Granting in Part Petition to Intervene, dated February 28, 2007.

      (5) Order U-06-134(3), Order Establishing Procedural Schedule, dated January 23, 2007.

      (6) Chugach, HEA, and the AG are referred to as the "Settling Parties."

      (7) The terms of settlement are embodied in a Memorandum of Agreement among the Settling Parties dated July 27, 2007, and resolve all contested issues in this docket among the Settling Parties (Joint Settlement). The Joint Settlement is attached to this order as Appendix A.

      (8) Joint Notice of Filing of Settlement Among Chugach, Homer and RAPA, Request to Accept Settlement and Motion for Scheduling Relief (Joint Request) and Motion for Expedited Consideration, both filed July 27, 2007.

      (9) Electronic ruling, dated July 30, 2007.

      (10) City of Seward's Response to Joint Notice of Settlement, Joint Request to Accept Settlement, and Joint Motion for Scheduling Relief, filed July 30, 2007.

      (11) Opposition of Matanuska Electric Association, Inc. to Joint Request to Accept Settlement and Motion for Scheduling Conference, filed July 30, 2007 (Opposition).

U-06-134(15) - (08/09/2007)
Page 2 of 9

 Regulatory Commission of Alaska
701 West Eighth Avenue, Suite 300
     Anchorage, Alaska 99501
(907) 276-6222; TTY (907) 276-4533

notice of a separate settlement agreement(12) reached with Chugach (Seward Settlement) which incorporates by reference the terms of the Joint Settlement.(13) Replies were received to MEA's Opposition at the prehearing conference held on the afternoon of July 31, 2007.

                                   Discussion

            The Settling Parties invoke AS 42.05.191(14) and 3 AAC 48.166(15) as authority for our acceptance of a settlement.(16) Under 42.05.191 we will provide the opportunity for a hearing to non-settling parties. Under 3 AAC
48.166 we assess the settlements with respect to whether they are in the public interest and consistent with

----------
      (12) The terms of settlement are memorialized in a Settlement Agreement Between Chugach and City of Seward, dated July 31, 2007, and resolve all contested issues in this docket between Chugach and Seward. The Seward Settlement is attached as Appendix B to this order.

      (13) Notice of Filing of Seward Settlement Agreement, filed July 31, 2007.

      (14) AS 42.05.191 states in part:

      Every formal order of the commission shall be based upon the facts of record. However, the commission may, without a hearing, issue an order approving any settlement supported by all the parties of record in a proceeding, including a compromise settlement.

      (15) 3 AAC 48.166 states in part:

      Parties may stipulate among themselves to the disposition of a proceeding or to the disposition of outstanding issues in a proceeding by written agreement filed with the commission or by oral statement presented on the record. The parties are bound by the terms of the stipulation if the commission accepts it. The parties may present a statement of the facts supporting the stipulation. The commission is not bound to adopt a stipulation by the parties. The commission will, in its discretion, require evidence to support a finding that the stipulation is in the public interest and consistent with controlling law.

      (16) Joint Request at 4.

U-06-134(15) - (08/09/2007)
Page 3 of 9

 Regulatory Commission of Alaska
701 West Eighth Avenue, Suite 300
     Anchorage, Alaska 99501
(907) 276-6222; TTY (907) 276-4533

controlling law. In addition, because the settlements do not include all parties to this docket, we also consider whether our acceptance of the settlements may materially prejudice the rights of non-settling parties.

            As discussed in greater detail below, we find that the settlements are in the public interest and consistent with controlling law. In addition, although we do not believe we are required to do so in this situation, we nevertheless adopt certain procedural provisions to assure that our acceptance of the settlements will not materially prejudice the rights of the non-settling parties.

The Public Interest

            We find that acceptance of the Joint Settlement and the Seward Settlement (together the "Settlements")(17) is in the public interest. The terms of the Settlements result in rates to retail and wholesale customers that are lower than the rates proposed by Chugach and involve a compromise of contested issues and positions taken by the Settling Parties in their prefiled testimony.(18) The Settling Parties and Seward are sophisticated persons represented by competent counsel, and are comprised of representatives of the utility and its retail and wholesale customers, including the AG as the representative of the public interest and of retail customers.(19) Acceptance of the Settlements will likely save the Settling Parties and Seward the

----------
      (17) The Settlements are attached as appendices to this order.

      (18) The Settling Parties requested the opportunity to file a supplement to the Joint Settlement, referred to as a "compliance filing" to further refine the calculations which underlie the rates and other terms of settlement. We include this future filing within the term "Joint Settlement." Tr. at 131-132, 151.

      (19) Tr. at 126-127, 155-156.

U-06-134(15) - (08/09/2007)
Page 4 of 9

 Regulatory Commission of Alaska
701 West Eighth Avenue, Suite 300
     Anchorage, Alaska 99501
(907) 276-6222; TTY (907) 276-4533

considerable time and expense of continuing litigation of this docket and will also economize on our resources in hearing and deciding contested issues.(20)

Prejudice to the Interest of Non-settling Parties

            The Settlements are binding only upon the parties that agreed to their terms. The Settlements do not require the non-settling parties to do or not to do anything. The Settlements resolve the issues in this docket among the Settling Parties and Seward but explicitly do not establish binding precedent or prevent any party or non-party from taking any position in future dockets. Non-settling parties retain the right to a hearing to present their evidence and cross-examine Chugach witnesses. We are not restricted by the Settlements in our review and determination of remaining contested issues raised by non-settling parties. Therefore we find that acceptance of the Settlements will not materially prejudice the rights of the non-settling parties.

            Kreig takes no position regarding our acceptance of the Settlements.(21) MEA agrees that the Settlements by their terms do not affect MEA, but nonetheless MEA raises two concerns about possible prejudicial effect of acceptance of the Settlements.(22) The first is the possible impact of a contract it has with Chugach that establishes a relationship between Chugach's retail rates and the wholesale rate it may charge MEA. Also MEA expected HEA witnesses to carry the burden of contesting certain depreciation issues. If HEA witnesses do not testify at hearing regarding those

----------
      (20) We encourage parties to explore stipulations and settlements that narrow the scope or eliminate the need for litigation. Consistent with this policy, we encourage Chugach and MEA to use the time before the rescheduled hearing to explore a possible stipulation or settlement of contested issues. We offer the services of a settlement judge if desired by the parties.

      (21) Kreig made no filing with respect to the Settlements and attended but made no substantive statements at the July 31, 2007, prehearing conference.

      (22) Tr. at 168-169, 179, 188, 192.

U-06-134(15) - (08/09/2007)
Page 5 of 9

 Regulatory Commission of Alaska
701 West Eighth Avenue, Suite 300
     Anchorage, Alaska 99501
(907) 276-6222; TTY (907) 276-4533

certain issues, then MEA would want an opportunity to provide testimony of its own contesting depreciation issues.

            Although MEA had the opportunity to raise any issue it desired to litigate in its prefiled testimony, it failed to raise either of the two concerns it now raises. While the Settlements may have been unanticipated by MEA, they were not unforeseeable. Nonetheless, hearing testimony from MEA and Chugach on these two concerns will result in a more complete record on which to base our decision. In our bench rulings of July 31, 2007, we provided MEA with an opportunity to present supplemental testimony on these two concerns, and postponed the beginning of the hearing by several weeks.

Commission Determination

            For the above reasons we grant the Request and accept the Settlements subject to the express condition that no issue should be considered to have been finally determined or adjudicated by virtue of our acceptance of the Settlements.(23) By accepting the Settlements, we determine that, except for refinements that may be made by the Settling Parties in a supplement to the Joint Settlement, the Total Revenue Requirements for Chugach Retail ($82,115,761), for HEA ($11,697,250), and for Seward ($1,293,861), as shown on
Exhibit B to the Joint Request, will be the contributions made by those entities toward the Chugach System Total revenue requirement.(24) The revenue requirement responsibility of MEA is not determined by this order. Whatever final determination we make of the MEA revenue requirement will not affect the revenue requirement established in this order for HEA, Seward, and the Chugach retail customers as a result of our acceptance of the Settlements.

----------
      (23) Tr. at 194.

      (24) Id. at 151, 165-166.

U-06-134(15) - (08/09/2007)
Page 6 of 9

 Regulatory Commission of Alaska
701 West Eighth Avenue, Suite 300
     Anchorage, Alaska 99501
(907) 276-6222; TTY (907) 276-4533

            We memorialize the procedural changes made in the July 31, 2007, bench rulings as follows:

      1. All filing requirements of parties during the week of July 30, 2007 are stayed.(25)

      2. Chugach shall file a supplement to the Joint Settlement by August 10, 2007.(26)

      3.    By   August   17,   2007,   MEA  may  file   supplemental   prefiled
            testimony.(27)

      4. By August 22, 2007, Chugach may file prefiled testimony responsive to the MEA supplemental prefiled testimony.

            The bench ruling established a hearing date for the week of August 27, 2007. Upon further consideration we reschedule the hearing for the week of September 10, 2007.(28) In addition to these procedural changes, we require Chugach and the non-settling parties to file a statement of issues.

                                      ORDER

THE COMMISSION THEREFORE ORDERS:

            1. The settlement filed on July 27, 2007 by Chugach Electric Association, Inc.; Alaska Electric and Energy Cooperative, Inc. and Homer Electric Association, Inc.; and the Regulatory Affairs and Public Advocacy section of the Office of the Attorney

----------
      (25) Tr. 209.

      (26) Id. at 206.

      (27) ld.

      (28) If the parties desire a different date for the public hearing, they may request a later hearing date. Due to other dockets pending before us, a later hearing date is not feasible until after January 1, 2008. If the parties desire a hearing date that does not allow us at least 90 days after the close of hearing to complete a final order before the December 29, 2007, statutory deadline, they must all consent to an extension of the statutory deadline. If the week of September 10, 2007, is a problem for only a limited number of witnesses, it may be possible to take their testimony on a day shortly before or after the week of September 10, 2007.

U-06-134(15) - (08/09/2007)
Page 7 of 9

 Regulatory Commission of Alaska
701 West Eighth Avenue, Suite 300
     Anchorage, Alaska 99501
(907) 276-6222; TTY (907) 276-4533

General is accepted, subject to the express condition that no issue should be considered to have been finally determined or adjudicated by virtue of our acceptance of the settlement.

            2. The settlement filed on July 31, 2007, by Chugach Electric Association, Inc., and the City of Seward is accepted, subject to the express condition that no issue should be considered to have been finally determined or adjudicated by virtue of our acceptance of the settlement.

            3. With the exception of the new hearing date, the July 31, 2007, bench rulings amending the procedural schedule are affirmed.

            4. Ordering Paragraphs I, m, and n of Order U-06-134(3) are vacated.

            5. The following procedural schedule is established:

------------------------------------------------------------------------------------------------
 a.   4:00 pm   August 10, 2007      Chugach Electric Association, Inc., shall file a supplement to the settlement filed on July 27, 2007.
------------------------------------------------------------------------------------------------
 b.   4 p.m.    August 17, 2007      Matanuska Electric Association, Inc., may file supplemental prefiled  testimony  on  the  issues  of  Chugach  Electric
                                     Association,  Inc.'s  depreciation  rates and the  possible impact  of  any  written  agreements  it has  with  Chugach
                                     Electric  Association,  Inc. that establishe a relationship between retail rates of Chugach Electric Association,  Inc.
                                     and the  wholesale  rate it may charge  Matanuska  Electric
                                     Association, Inc.
------------------------------------------------------------------------------------------------
 c.   4 p.m.    August 22, 2007      Chugach  Electric  Association,  Inc.,  may  file  prefiled testimony responsive to the supplemental prefiled testimony filed on August 17, 2007.
------------------------------------------------------------------------------------------------
 d.   4 p.m.    September 5, 2007    Chugach Electric  Association,  Inc. and Matanuska Electric
                                     Association, Inc. shall each file a statement of issues.
------------------------------------------------------------------------------------------------

U-06-134(15) - (08/09/2007)
Page 8 of 9

 Regulatory Commission of Alaska
701 West Eighth Avenue, Suite 300
     Anchorage, Alaska 99501
(907) 276-6222; TTY (907) 276-4533

------------------------------------------------------------------------------------------------
 e.   9:00 am   September 10, 2007   Hearing  commences  in RCA's East  Hearing  Room,  701 West
                                     Eighth Avenue,  Suite 300, Anchorage,  Alaska and continues as necessary through September 18, 2007.(29)
------------------------------------------------------------------------------------------------

DATED AND EFFECTIVE at Anchorage, Alaska, this 9th day of August, 2007.

                         BY DIRECTION OF THE COMMISSION
    (Commissioner Dave Harbour dissenting in part and concurring in part; and
                      Janis W. Wilson, not participating.)

(SEAL)

----------
      (29) If you are a person with a disability who may need a special accommodation, auxiliary aid, or service or alternative communication format in order to participate in the hearing, please contact Joyce McGowan at 1-907-276-6222, toll free at 1-800-390-2782, or TTY at 1-907-276-4533, or send your request by electronic mail to rca.mail@alaska.gov, at least three business days before the hearing to make the necessary arrangements.

      Any party wishing to appear telephonically at the hearing must advise us in advance and provide a telephone number where it may be reached for that appearance.

U-06-134(15) - (08/09/2007)
Page 9 of 9

                            MEMORANDUM OF AGREEMENT

      This Agreement entered into this 27th day of July, 2007, among Homer Electric Association, Inc. ("HEA"), Chugach Electric Association, Inc. ("Chugach"), and the Attorney General for the State of Alaska representing the Regulatory Affairs and Public Advocacy staff ("RAPA"). The parties are involved in Docket No. U-06-134 (the "Docket") before the Regulatory Commission of Alaska ("Commission"). They have agreed to resolve the issues in the Docket as set forth below, subject to the approval of the Commission.

With respect to the Docket, the parties agree to resolve the issues therein by agreeing that the rate for wholesale power paid by HEA will be based on a revenue requirement calculated assuming the following adjustments. Accordingly the parties agree to the following adjustments and terms.

1. 68% G&T/32% Distribution allocation of interest on long term debt and for the calculation of TIER.

2. Accept proposals in Section I of Chugach's letter of July 17, 2007 as follows:

      a.    G&T TIER at 1.10

      b.    Reduction to expense levels in Revenue Requirement

            i.    AG deferral/surcharge proposals.

            ii.   Reduced annual expense level reflecting AG proposal.

      c.    Depreciation expense

            i.    No change to G&T net salvage rates approved in U-04-102.

            ii.   Cooper Lake 50 year remaining life (2057 retirement date)

            iii.  Beluga Unit 5 2017 retirement date

            iv.   In addition, see Item 5 below regarding Beluga Unit 8.

3.    Amortize Beluga compression costs over 10 years.

4. Accept HEA's recommendation on the North submarine cable field, or, in other words, no change in present life. No change to 40-S3 survivor curve for North submarine cable field.

5. Review the Beluga Unit 8 refurbishment/retirement issue once more information is known after Chugach's next Depreciation Study in 2008. This review will probably take place in 2009. Subject to the realization of Chugach's current plans for unit retirement, the Beluga Unit 8 life of 2014 will be provisionally accepted until the next Depreciation Study.

6. Make an adjustment reclassifying G&T and O&M expenses in accordance with one-half the impact of JAM-6.

7. Pursuant and subject to the terms and conditions of the Settlement Agreement and Mutual Releases dated June 13, 2007 between Chugach and Matanuska Electric Association, Inc., Chugach agrees to use the phrase "Temporary Intracompany Non Interest Bearing Balance" instead of "Due to Distribution from G&T" and "Due from G&T to Distribution" to refer to offsetting intra-company accounts reflected on any future publication of Chugach's unbundled

                                                                      EXHIBIT A
                                                                     Page 1 of 2
                                                                    U-06-134(15)
                                                                      Appendix A
                                                                     Page 1 of 3
balance sheet. Chugach further agrees to include the following explanatory note when using the term "Temporary Intracompany Non Interest Bearing Balance":

      "Temporary Intracompany Non Interest Bearing Balance" does not represent a debt or payable owed by any Chugach customer.

HEA does not agree with Chugach's unbundling methodology, but will accept the allocation of long term interest expense as noted in Item 1 above.

8. Accept Chugach's new labor allocators and present cost allocation until the next rate case.

9. HEA and Chugach agree to meet and confer in advance of proposing any changes to the Cost Allocation Manual.

10. In the event Chugach files a rate case based on a 2007 or 2008 TY, both parties agree that the 68% G&T/32% Distribution allocation of interest on long term debt for the calculation of TIER will be applied to the HEA revenue requirement. Regardless of this agreement, the Commission retains the discretion to determine a just, fair, and reasonable allocator for long term interest expense, and the Attorney General retains the discretion to assert any position deemed by the Attorney General to be supported by the evidence and consistent with the public interest.

11. HEA's and the Attorney General's prefiled testimony will be filed with the Commission for the sole purpose of supporting the settlement reached herein, and for no other purpose.

12. Nothing in this agreement is deemed to constitute an amendment to the HEA Power Sales Agreement.

13. The parties enter into this Agreement for the sole purpose of resolving all issues in this rate case. Subject to the forgoing specific restrictions relating to the interest expense allocator, this Agreement does not prevent the parties from presenting or arguing their respective positions on the same or similar issues in future cases. This Agreement is binding on the Parties for the purposes of this docket only and will have no binding or precedential effect.

Dated this 27th day of July, 2007.

CHUGACH ELECTRIC ASSOCIATION,                TALIS J. COLBERG
INC.                                         ATTORNEY GENERAL

By: /s/ William R. Stewart                   By: /s/ Steve Devries
    -------------------------------              ----------------------
HOMER ELECTRIC ASSOCIATION, INC.                 Steve Devries
                                                 Assistant Attorney General
By: /s/ Bradley Janorschke
    -------------------------------

                                                                      EXHIBIT A
                                                                     Page 2 of 2
                                                                    U-06-134(15)
                                                                      Appendix A
                                                                     Page 2 of 3

                               SETTLEMENT ANALYSIS

--------------------------------------------------------------------------------
Revenue Requirement Adjustments (approximations)
--------------------------------------------------------------------------------

                                                                                            Chugach Wholesale G&T
                                                                   Chugach     -----------------------------------------------------
                                  Source           System Total     Retail        Wholesale       HEA           MEA          SES
                                                   ---------------------------------------------------------------------------------
RAPA (approximate) (1)            Exhibit JKF-2    $ (1,026,449) $   (703,374) $   (323,074) $   (125,111) $   (183,688) $  (14,276)
Depr Adj                          NHH              $ (2,528,707) $ (1,472,165) $ (1,056,542) $   (367,667) $   (649,852) $  (39,024)
1.10 G&T TIER with 68% G&T Debt   JAM & RWC        $         --  $         --  $         --  $         --  $         --  $       --
  Long-Term Interest                               $         --  $    563,611  $   (563,611) $   (195,818) $   (346,109) $  (21,683)
  Margin                                           $         --  $    908,808  $   (908,808) $   (315,580) $   (557,789) $  (35,439)
Beluga Gas Compressor - 10 yr
  amortization                                     $   (370,000) $   (183,596) $   (186,404) $    (78,098) $   (99,519)  $   (8,787)
                                                   ---------------------------------------------------------------------------------
  Subtotal                                         $ (3,925,156) $   (886,716) $ (3,038,439) $ (1,082,274) $ (1,836,957) $ (119,208)
Reclassification of G&T Expenses
  - Approx half of JAM proposal   JAM              $         --  $     92,089  $    (92,089) $   (263,118) $    212,911  $  (41,882)
                                                   ---------------------------------------------------------------------------------
  Total                                            $ (3,925,156) $   (794,627) $ (3,130,528) $ (1,345,391) $ (1,624,046) $ (161,091)

(1) Also includes impacts of change in G-Debt allocator to other accounts besides long-term interest expense.

--------------------------------------------------------------------------------
Existing Rates (fuel & purchased power in existing rates adjusted out for comparison purposes)
--------------------------------------------------------------------------------

                                                                                            Chugach Wholesale G&T
                                                                   Chugach     -----------------------------------------------------
                                                   System Total     Retail        Wholesale       HEA           MEA      SES
                                                   ---------------------------------------------------------------------------------
Revenue Requirement (Exhibit FMF-03)               $116,130,362  $ 86,352,527  $ 29,777,835  $ 10,292,179  $ 18,309,971  $1,175,685

--------------------------------------------------------------------------------
Chugach Original Filing
--------------------------------------------------------------------------------

                                                                                            Chugach Wholesale G&T
                                                                    Chugach    -----------------------------------------------------
                                                   System Total      Retail       Wholesale       HEA           MEA      SES
                                                   ---------------------------------------------------------------------------------
G&T Revenue Requirement
  Energy                                           $ 33,763,388  $ 26,944,565  $  6,818,823  $  2,897,277  $  3,590,456  $  331,089
  Demand                                           $ 39,432,250  $ 10,223,835  $ 29,208,415  $ 10,125,564  $ 17,962,589  $1,120,263
  Customer                                         $     39,600  $          0  $     39,600  $     19,800  $     16,200  $    3,600
                                                   ---------------------------------------------------------------------------------
  Subtotal G&T                                     $ 73,235,238  $ 37,168,400  $ 36,066,838  $ 13,042,641  $ 21,569,245  $1,454,952
Distribution Revenue Requirement                   $ 45,741,988  $ 45,741,988  $          0  $          0  $          0  $        0
                                                   ---------------------------------------------------------------------------------
Total Revenue Requirement                          $118,977,226  $ 82,910,388  $ 36,066,838  $ 13,042,641  $ 21,569,245  $1,454,952

Revenue Requirement % Change from
  Existing Rates                                            2.5%         -4.0%         21.1%         26.7%         17.8%       23.8%

--------------------------------------------------------------------------------
Settlement
--------------------------------------------------------------------------------

                                                                                            Chugach Wholesale G&T
                                                                   Chugach     -----------------------------------------------------
                                                   System Total     Retail        Wholesale       HEA           MEA      SES
                                                   ---------------------------------------------------------------------------------
G&T Revenue Requirement
  Energy                                           $  6,852,241  $  3,393,762  $  3,458,479  $  1,469,597  $  1,820,964  $  167,918
  Demand                                           $ 60,161,587  $ 30,723,356  $ 29,438,231  $ 10,207,853  $ 18,108,035  $1,122,343
  Customer                                         $     39,600  $          0  $     39,600  $     19,800  $     16,200  $    3,600
                                                   ---------------------------------------------------------------------------------
  Subtotal G&T                                     $ 67,053,428  $ 34,117,118  $ 32,936,310  $ 11,697,250  $ 19,945,199  $1,293,861
Distribution Revenue Requirement                   $ 47,998,643  $ 47,998,643  $          0  $          0  $          0  $        0
                                                   ---------------------------------------------------------------------------------
Total Revenue Requirement                          $115,052,071  $ 82,115,761  $ 32,936,310  $ 11,697,250  $ 19,945,199  $1,293,861

Revenue Requirement % Change from
  Existing Rates                                           -0.9%         -4.9%         10.6%         13.7%          8.9%       10.1%

Revenue Requirement % Change from
  Chugach Proposed Rates in Orig Filing                    -3.3%         -1.0%         -8.7%        -10.3%         -7.5%      -11.1%

                              SETTLEMENT AGREEMENT
                       BETWEEN CHUGACH AND CITY OF SEWARD

      This settlement agreement ("Seward Settlement Agreement") is entered into by and between Chugach Electric Association, Inc. ("Chugach") and the City of Seward, Seward Electric Utilities Division ("Seward").

      WHEREAS, on July 27, 2007, Chugach, Homer Electric Association, Inc. ("HEA"), and the Attorney General for the State of Alaska representing the Regulatory Affairs and Public Advocacy Staff ("RAPA") entered into a Memorandum of Agreement ("HEA/RAPA Settlement Agreement") to settle and resolve all issues among those parties in Docket U-06-134 of the Regulatory Commission of Alaska ("RCA"). A copy of the HEA/RAPA Settlement Agreement is attached hereto as
Exhibit 1;

      WHEREAS, Seward is a party to Docket U-06-134, but was not able to adequately review the HEA/RAPA Settlement Agreement prior to its execution;

      WHEREAS, Chugach and Seward desire to enter into a settlement agreement incorporating the same terms and conditions as are set forth in the HEA/RAPA
Settlement Agreement as though Seward had been a party to the HEA/RAPA Settlement Agreement;

      NOW THEREFORE, in consideration of the mutual covenants contained herein, Chugach and Seward agree as follows:

      1. Chugach and Seward agree to resolve the issues between them in Docket U-06-134 in accordance with the terms and conditions of the HEA/RAPA Settlement Agreement as if Seward were a party to that agreement.

      2. Specifically, Chugach and Seward agree that the rates for wholesale power paid by Seward will be based on a revenue requirement for serving Seward that is calculated assuming the adjustments and terms set forth in the HEA/RAPA Settlement Agreement.

      3. Nothing in this Seward Settlement Agreement or the HEA/RAPA Settlement Agreement shall be construed as an amendment, waiver, or compromise of any provision of the Chugach/Seward Power Sales Agreement.

      4. This Seward Settlement Agreement is subject to ratification and approval by the City Council of the City of Seward. It is expected that the City Council of the City of Seward will take action regarding this Seward Settlement Agreement on August 1, 2007.

CHUGACH ELECTRIC                            CITY OF SEWARD, SEWARD
ASSOCIATION, INC.                           ELECTRIC UTILITIES DIVISION

/s/ William R. Stewart                      /s/ Phillip Oates
----------------------------                --------------------
William R. Stewart                          Phillip Oates
Chief Executive Officer                     City Manager
Date: 07/31/07                              Date: 07/31/07

                                                                          [SEAL]
                               Attest: /s/ Jean Lewis
                                       -------------------------------
                                       Jean Lewis, City Clerk  7/31/07

                                                                    U-06-134(15)
                                                                      Appendix B
                                                                     Page 1 of 4

                            MEMORANDUM OF AGREEMENT

      This Agreement entered into this 27th day of July, 2007, among Homer Electric Association, Inc. ("HEA"), Chugach Electric Association, Inc. ("Chugach"), and the Attorney General for the State of Alaska representing the Regulatory Affairs and Public Advocacy staff ("RAPA"). The parties, are involved in Docket No. U-06-134 (the "Docket") before the Regulatory Commission of Alaska ("Commission"). They have agreed to resolve the issues in the Docket as set forth below, subject to the approval of the Commission.

With respect to the Docket, the parties agree to resolve the issues therein by agreeing that the rate for wholesale power paid by HEA will be based on a revenue requirement calculated assuming the following adjustments. Accordingly the parties agree to the following adjustments and terms.

1. 68% G&T/32% Distribution allocation of interest on long term debt and for the calculation of TIER.

2. Accept proposals in Section I of Chugach's letter of July l7, 2007 as follows:

      a.    G&T TIER at 1.10

      b.    Reduction to expense levels in Revenue Requirement

            i.    AG deferral/surcharge proposals

            ii.   Reduced annual expense level reflecting AG proposal

      c.    Depreciation expense

            i.    No change to G&T net salvage rates approved in U-04-102.

            ii.   Cooper Lake 50 year remaining life (2057 retirement date)

            iii.  Beluga Unit 5 2017 retirement date

            iv.   In addition, see Item 5 below regarding Beluga Unit 8.

3. Amortize Beluga compression costs over 10 years.

4. Accept HEA's recommendation on the North submarine cable field, or, in other words, no change in present life. No change to 40-S3 survivor curve for North submarine cable field.

5. Review the Beluga Unit 8 refurbishment/retirement issue once more information is known after Chugach's next Depreciation Study in 2008. This review will probably take place in 2009. Subject to the realization of Chugach's current plans for unit retirement, the Beluga Unit 8 life of 2014 will be provisionally accepted until the next Depreciation Study.

6. Make an adjustment reclassifying G&T and O&M expenses in accordance with one-half the impact of JAM-6.

7. Pursuant and subject to the terms and conditions of the Settlement Agreement and Mutual Releases dated June 13, 2007 between Chugach and Matanuska Electric Association, Inc., Chugach agrees to use the phrase "Temporary Intracompany Non interest Bearing Balance" instead of "Due to Distribution from G&T" and "Due from G&T to Distribution" to refer to offsetting intra-company accounts reflected on any future publication of Chugach's unbundled

                                                                      EXHIBIT 1
                                                                     Page 1 of 3

                                                                    U-06-134(15)
                                                                      Appendix B
                                                                     Page 2 of 4
balance sheet Chugach further agrees to include the following explanatory note when using the term "Temporary Intracompany Non Interest Bearing Balance":

      "Temporary Intracompany Non Interest Bearing Balance" does not represent a debt or payable owed by any Chugach customer.

HEA does not agree with Chugach's unbundling methodology, but will accept the allocation of long term interest expense as noted in Item 1 above.

8. Accept Chugach's new labor allocators and present cost allocation until the next rate case.

9. HEA and Chugach agree to meet and confer in advance of proposing any changes to the Cost Allocation Manual.

10. In the event Chugach files a rate case based on a 2007 or 2008 TY, both parties agree that the 68% G&T/32% Distribution, allocation of interest on long term debt for the calculation of TIER will be applied to the HEA revenue requirement. Regardless of this agreement, the Commission retains the discretion to determine a just, fair, and reasonable allocator for long term interest expense, and the Attorney General retains the discretion to assert any position deemed by the Attorney General to be supported by the evidence and consistent with the public interest.

11. HEA's and the Attorney General's profiled testimony will be filed with the Commission for the sole purpose of supporting the settlement reached herein, and for no other purpose.

12. Nothing in this agreement is deemed to constitute an amendment to the HEA Power Sales Agreement.

13. The parties enter into this Agreement for the sole purpose of resolving all issues in this rate case. Subject to the forgoing specific restrictions relating to the interest expense allocator, this Agreement does not prevent the parties from presenting or arguing their respective positions on the same or similar issues in future cases. This Agreement is binding on the Parties for the purposes of this docket only and will have no binding or precedential effect.

Dated this 27th day of July, 2007

CHUGACH ELECTRIC ASSOCIATION,           TALIS J. COLBERG
INC.                                    ATTORNEY GENERAL

By: /s/ William R. Stewart               By: /s/ Steve Devries
    -------------------------------          ------------------------------
HOMER ELECTRIC ASSOCIATION, INC.             Steve Devries
                                             Assistant Attorney General

By: /s/ Bradley Janorschke
    -------------------------------

                                                                      EXHIBIT 1
                                                                     Page 2 of 3

                                                                    U-06-134(15)
                                                                      Appendix B
                                                                     Page 3 of 4

                               SETTLEMENT ANALYSIS

--------------------------------------------------------------------------------
Revenue Requirement Adjustments (approximations)
--------------------------------------------------------------------------------

                                                                                              Chugach Wholesale G&T
                                                                    Chugach    -------------------------------------------------
                                     Source         System Total     Retail     Wholesale       HEA          MEA         SES
                                                    ----------------------------------------------------------------------------
RAPA (approximate)(1)                Exhibit JKF-2  $ (1,026,449) $  (703,374) $  (323,074) $  (125,111) $  (183,688) $ (14,276)
Depr Adj                             NHH            $ (2,528,707) $(1,472,165) $(1,056,542) $  (367,667) $  (649,852) $ (39,024)
1.10 G&T TIER with 68% G&T Debt      JAM & RWC      $         --  $        --  $        --  $        --  $        --  $      --
  Long-Term Interest                                $         --  $   563,611  $  (563,611) $  (195,818) $  (346,109) $ (21,683)
  Margin                                            $         --  $   908,808  $  (908,808) $  (315,580) $  (557,789) $ (35,439)
Beluga Gas Compressor - 10 yr
  amortization                                      $   (370,000) $  (183,596) $  (186,404) $   (78,098) $   (99,519) $  (8,787)
                                                    ----------------------------------------------------------------------------
  Subtotal                                          $ (3,925,156) $  (886,716) $(3,038,439) $(1,082,274) $(1,836,957) $(119,208)
Reclassification of G&T
  Expenses - Approx half of JAM
  proposal                           JAM            $         --  $    92,089  $   (92,089) $  (263,118) $   212,911  $ (41,882)
                                                    ----------------------------------------------------------------------------
  Total                                             $ (3,925,156) $  (794,627) $(3,130,528) $(1,345,391) $(1,624,046) $(161,091)

      (1) Also includes impacts of change in G-Debt allocator to other accounts besides long-term interest expense.

--------------------------------------------------------------------------------
Existing Rates (fuel & purchased power in existing rates adjusted out for comparison purposes)
--------------------------------------------------------------------------------

                                                                                                Chugach Wholesale G&T
                                                                      Chugach    --------------------------------------------------
                                                      System Total     Retail     Wholesale       HEA          MEA         SES
                                                      -----------------------------------------------------------------------------
Revenue Requirement (Exhibit FMF-03)                  $116,130,362  $86,352,527  $29,777,835  $10,292,179  $18,309,971  $1,175,685

--------------------------------------------------------------------------------
Chugach Original Filing
--------------------------------------------------------------------------------

                                                                                                Chugach Wholesale G&T
                                                                      Chugach    --------------------------------------------------
                                                      System Total     Retail     Wholesale       HEA          MEA         SES
                                                      -----------------------------------------------------------------------------
G&T Revenue Requirement
  Energy                                              $ 33,763,388  $26,944,565  $ 6,818,823  $ 2,897,277  $ 3,590,456  $  331,089
  Demand                                              $ 39,432,250  $10,223,835  $29,208,415  $10,125,564  $17,962,589  $1,120,263
  Customer                                            $     39,600  $         0  $    39,600  $    19,800  $    16,200  $    3,600
                                                      -----------------------------------------------------------------------------
  Subtotal G&T                                        $ 73,235,238  $37,168,400  $36,066,838  $13,042,641  $21,569,245  $1,454,952
  Distribution Revenue Requirement                    $ 45,741,988  $45,741,988  $         0  $         0  $         0  $        0
                                                      -----------------------------------------------------------------------------
  Total Revenue Requirement                           $118,977,226  $82,910,388  $36,066,838  $13,042,641  $21,569,245  $1,454,952

  Revenue Requirement % Change
    from Existing Rates                                        2.5%        -4.0%        21.1%        26.7%        17.8%       23.8%

--------------------------------------------------------------------------------
Settlement
--------------------------------------------------------------------------------

                                                                                                Chugach Wholesale G&T
                                                                      Chugach    --------------------------------------------------
                                                      System Total     Retail     Wholesale       HEA          MEA         SES
                                                      -----------------------------------------------------------------------------
G&T Revenue Requirement
  Energy                                              $  6,852,241  $ 3,393,762  $ 3,458,479  $ 1,469,597  $ 1,820,964  $  167,918
  Demand                                              $ 60,161,587  $30,723,356  $29,438,231  $10,207,853  $18,108,035  $1,122,343
  Customer                                            $     39,600  $         0  $    39,600  $    19,800  $    16,200  $    3,600
                                                      -----------------------------------------------------------------------------
  Subtotal G&T                                        $ 67,053,428  $34,117,118  $32,936,310  $11,697,250  $19,945,199  $1,293,861
Distribution Revenue Requirement                      $ 47,998,643  $47,998,643  $         0  $         0  $         0  $        0
                                                      -----------------------------------------------------------------------------
Total Revenue Requirement                             $115,052,071  $82,115,761  $32,936,310  $11,697,250  $19,945,199  $1,293,861

Revenue Requirement % Change from
  Existing Rates                                              -0.9%        -4.9%        10.6%        13.7%         8.9%       10.1%

Revenue Requirement % Change from
  Chugach Proposed Rates in
  Orig Filing                                                 -3.3%        -1.0%        -8.7%       -10.3%        -7.5%      -11.1%

  Regulatory Commission of Alaska
701 West Eighth Avenue, Suite 300
      Anchorage, Alaska 99501
(907) 276-6222; TTY (907) 276-4533

                                 STATE OF ALASKA

                       THE REGULATORY COMMISSION OF ALASKA

Before Commissioners:                           Anthony A. Price, Chairman
                                                Kate Giard
                                                Dave Harbour
                                                Mark K. Johnson
                                                Janis W. Wilson

In the  Matter of the  Tariff  Revision, )
Designated as TA279-8,  Filed by CHUGACH )                U-06-134
ELECTRIC  ASSOCIATION,  INC.  for a Rate )
Increase and Rate Redesign               )              ORDER NO. 15
-----------------------------------------)

                     STATEMENT OF COMMISSIONER DAVE HARBOUR
                    DISSENTING IN PART AND CONCURRING IN PART

                                  Introduction

            The sole purpose of the July 31, 2007, hearing(1) was to provide settling parties(2) an opportunity to provide oral reply to oppositions to their requests for acceptance of the settlement and motion for scheduling relief.(3)

            After Administrative Law Judge Wood(4) announced the Majority's bench order at the end of the hearing, I offered an impromptu dissent from the decision to alter

----------
      (1) Electronic order, dated July 30, 2007.

      (2) Chugach Electric Association, Inc. (Chugach), Alaska Electric and Energy Cooperative, Inc. and Homer Electric Association, Inc. (together HEA), and the Attorney General (AG). The City of Seward (Seward) subsequently joined in the settlement with the other settling parties.

      (3) If the Commission, including this panel member, had enforced our order by restricting comment to 'settling parties' and restricting replies to the scope of the motion, this separate statement would not have been required as (a) the specter of procedural delay would have been less likely to have arisen, and
(b) acceptance of the settlement and due process arguments of a non-settling party would have attracted less attention and stimulated less tension.

      (4) Administrative Law Judge J.P. Wood substituted for Administrative Law Judge David A. Lawrence.

U-06-134(15) - (08/10/2007)
Statement of Commissioner Dave Harbour Dissenting In Part and Concurring In Part Page 1 of 9

  Regulatory Commission of Alaska
701 West Eighth Avenue, Suite 300
      Anchorage, Alaska 99501
(907) 276-6222; TTY (907) 276-4533

the procedural schedule by postponing the scheduled hearing from August 6 to August 27, 2007. A second electronic order on August 2, 2007, notified the parties of the Commission's intent to accept the settlements and further deferred the hearing to the week of September 10, 2007.(5) Order No. 15 provides further opportunity for significant delay.(6)

            The purpose of this written statement is to clarify my position with respect to Order U-06-134(15).(7) Respectfully, I dissent from that part of the Majority's decision to reschedule the hearing to September 10, 2007, or beyond, and I concur with that part of the Majority's decision to accept the settlement agreements.

      Background: The Settling Parties' Hearing and the Majority's Decision
                Position of Matanuska Electric Association, Inc.

            MEA, a non-settling party, fully participated in the settling parties' hearing.(8) MEA raised an issue that, de facto, expanded the scope of the hearing,(9) by

----------
      (5) Electronic order, dated August 2, 2007.

      (6) Order U-06-134(15), n.28. "If the parties desire a different date for the public hearing, they may request a later hearing date. Due to other dockets pending before us, a later hearing date is not feasible until after January 1, 2008. If the parties desire a hearing date that does not allow us at least 90 days after the close of hearing to complete a final order before the December 29, 2007, statutory deadline, they must all consent to an extension of the statutory deadline. If the week of September 10, 2007, is a problem for only a limited number of witnesses, it may be possible to take their testimony on a day shortly before or after the week of September 10, 2007."

      (7) Order U-06-134(15), Order Accepting Settlement Agreements, Amending Procedural Schedule, and Permitting Supplemental Testimony, dated August 9, 2007.

      (8) We could ameliorate this sort of conundrum in the future by providing more specific language in convening orders, electronic or otherwise.

      (9) This is another challenge, the sort of which we could better address in the future by providing more specific language in convening orders, electronic or otherwise.

U-06-134(15) - (08/10/2007)
Statement of Commissioner Dave Harbour Dissenting In Part and Concurring In Part Page 2 of 9

  Regulatory Commission of Alaska
701 West Eighth Avenue, Suite 300
     Anchorage, Alaska 99501
(907) 276-6222; TTY (907) 276-4533

arguing that due process rights in a proceeding require protection, "when the situation changes as dramatically as it is on the eve of this hearing."(10)

            MEA took the position that it had privately relied on HEA's witness to defend its position on depreciation.(11) MEA posited that with HEA's agreement to the settlement MEA was thereby deprived of representation for its position on depreciation.(12) MEA also complained that a clause in a tripartite agreement not before us(13) might cause development of two revenue requirements that it labeled a "complicating factor".(14)

            MEA then said that it is not blocking the settlement,(15) but believes the tripartite agreement is relevant and requires greater review.(16) Although MEA stated it was "not a settling party" and did not intend to "hijack the settlement", after a series of questions from Commissioner Giard, MEA presented its prayer for relief which included: (1) more time to introduce depreciation testimony and (2) to have a determination of the impact of the tripartite agreement on the settlement.(17) MEA added that the commission-approved tripartite agreement among Chugach, the Alaska Electric

----------
      (10) Tr. 203.

      (11) Ibid. at 169.

      (12) Ibid.

      (13) I could not find the tripartite agreement to which MEA refers in any of its prefiled material. However, we do maintain it in our Commission files and it is entitled "Modified Agreement for the Sale and Purchase of Electric Power and Energy by and among CHUGACH ELECTRIC ASSOCIATION, INC., MATANUSKA ELECTRIC ASSOCIATION, INC., AND ALASKA ELECTRIC GENERATION AND TRANSMISSION COOPERATIVE, INC." pursuant to Commission Order U-87-43(12).

      (14) Tr. 179.

      (15) Tr. 184.

      (16) Ibid. at 185.

      (17) Ibid. at 199.

U-06-134(15) - (08/10/2007)
Statement of Commissioner Dave Harbour Dissenting In Part and Concurring In Part Page 3 of 9

 Regulatory Commission of Alaska
701 West Eighth Avenue, Suite 300
     Anchorage, Alaska 99501
(907) 276-6222; TTY (907) 276-4533

Generation and Transmission Cooperative, Inc. and itself could be circumvented with acceptance of the stipulation.(18)

Positions of the Settling Parties

            Counsel for the AG opined that MEA had the opportunity to present numerous witnesses and the affirmative case it desired;(19) and that MEA's due process rights were not violated in this instance.(20) The AG said that the tripartite agreement was not before the Commission, adding that if it were the Commission has jurisdiction and authority to modify such contracts when that becomes necessary.(21) The AG said that any "side deal" between MEA and HEA is not before the Commission; that it should not be the Commission's business;(22) and that the AG was aware of "no principle of law that would allow them [MEA] to hijack this  proceeding  the way that they are  suggesting . . . ."(23)  Chugach responded in answer to Commissioner Price's inquiry that MEA has the full benefit of a separate proceeding.(24) Chugach explained that MEA's reference to the tripartite agreement was, "somewhat of a red herring" because accommodation to the retail customers could be made and it should not be an impediment to the Commission's acceptance of the settlement.(25) Chugach said, responding to Commissioner Giard's questions that "if you hold with MEA's logic it means that once prefiled testimony is filed by interveners any intervener is capable of

----------
      (18) Ibid. at 200.

      (19) Ibid. at 176.

      (20) Ibid. at 177.

      (21) Ibid. at 182.

      (22) Ibid. at 196.

      (23) Tr. 197.

      (24) Ibid. at 178.

      (25) Ibid. at 183.

U-06-134(15) - (08/10/2007)
Statement of Commissioner Dave Harbour Dissenting In Part and Concurring In Part Page 4 of 9

 Regulatory Commission of Alaska
701 West Eighth Avenue, Suite 300
     Anchorage, Alaska 99501
(907) 276-6222; TTY (907) 276-4533

stopping everyone else from settling a case that really ought to be settled. . . .. There has to be a way to allow parties that want to agree to be able to agree to save their ratepayers all the money that they're going to save and get the certainty of a settlement."(26) HEA emphasized that MEA could choose to settle or not,(27) but that with its decision comes risk that it might through separate adjudication achieve a better or worse result than the settlement produces.(28) HEA described in response to a series of questions why HEA's informal relationship with MEA as testimony was being developed would not affect any due process principle.(29)

            Seward pointed out the similarities applying to due process rights of one party when another either withdraws or settles, concluding that

      Homer Electric could withdraw today and without any settlement with Chugach. And there are serious constitutional protections that would prohibit any other party or you compelling them to present their case if they didn't want to. They could withdraw and then when another party wanted to submit its prefiled testimony there would be no one to sit in that chair and authenticate it and you likely would not accept that testimony . . . .(30)

            Seward also stated, "the due process rights argument is not implicated because Matanuska Electric, City of Seward, all the parties . . . did not have a right to rely on any other parties' actions. And absent a contract right there's no obligation to continue . . . . "(31)

----------
      (26) Ibid. at 195.

      (27) Ibid. at 180.

      (28) Ibid. at 181.

      (29) Ibid. at 191.

      (30) Tr. 204.

      (31) Ibid. 205.

U-06-134(15) - (08/10/2007)
Statement of Commissioner Dave Harbour Dissenting In Part and Concurring In Part Page 5 of 9

 Regulatory Commission of Alaska
701 West Eighth Avenue, Suite 300
     Anchorage, Alaska 99501
(907) 276-6222; TTY (907) 276-4533

The Majority's Decision

            The Majority accepted the settling parties' agreement, gave MEA the opportunity to file supplemental testimony, and provided MEA with a delay of the hearing between itself and Chugach.(32) In doing so, the Majority effectively dismissed part of MEA's prayer: that the impact of the settlement on the tripartite agreement should be determined before accepting the settlement. It then dealt with the balance of MEA's prayer by delaying the proceeding without supporting rationale and with an observation that, "we do not believe we are required to do so."(33) The Majority said that MEA failed to raise its two foreseeable concerns in prefiled testimony and had the opportunity to raise such issues in prefiled testimony. The Majority then seemed to contradict its own rationale by executing an about-face and ordering procedural delay. To attempt justification for its action, the Majority then relied on its opinion(34) that "hearing testimony from MEA and Chugach on these two concerns will result in a more  complete  record . . . ."(35)  The  Majority  then  described  its  public interest rationale for acceptance of the settlement, which benefits ratepayers and does not materially prejudice rights of non-settling parties.(36)

----------
      (32)On page 3 of Order U-06-134(15), I believe the majority erred in claiming to grant a hearing to MEA as a non-settling party under AS 42.05.191. On page 4, it finds that MEA's rights are not materially prejudiced before another hearing is convened, making the matter moot. In any case, AS 42.05.191 does not address rights of a non-settling party to a hearing. The TA279-8 rate case and rate design hearing will continue for MEA and Chugach, but it is not a hearing about the accepted settlement and it does not continue pursuant to AS 42.05.191.

      (33) Order U-06-134(15) at 4.

      (34) AS 42.05.191.

      (35) Order U-06-134(15) at 6.

      (36) Ibid. at 5.

U-06-134(15) - (08/10/2007)
Statement of Commissioner Dave Harbour Dissenting In Part and Concurring In Part Page 6 of 9

 Regulatory Commission of Alaska
701 West Eighth Avenue, Suite 300
     Anchorage, Alaska 99501
(907) 276-6222; TTY (907) 276-4533

            For me, the AG put it best: "I don't begrudge MEA from making any argument that its counsel thinks is prudent argument to make. What I am commenting on is the foundation for that argument and...that it's lacking in merit when you consider how and under what circumstances it has been presented to you."(37) Even MEA affirmed that "[t]he settlement should not affect our rights in the hearing against Chugach . . . ,"(38) even though it went on to strenuously argue for delay of the decision to accept the settlement and subsequent delay of the hearing, half of which rationale was lost when the Commission dismissed the tripartite agreement argument with acceptance of the settlement.

            MEA further argued that acceptance of the settlement could in some way taint the Commission.(39) I found this unsupported argument a challenge to the responsibility every commission bears to produce unbiased decisions. I found MEA's further claims that the "texture" of the hearing in wake of a settlement could work against its interest(40) to be similarly not useful. While the Majority seemed to agree with all of the rationale for ignoring MEA's prayers for delay, it nevertheless delayed the proceeding without offering meaningful support for its decision.

  I Dissent From That Part of the Majority's Decision to Reschedule the Hearing
                 to September 10 or Beyond for Three Reasons

            First, MEA's delay plea defaults to its baseless claim that without HEA's witness its obscurely developed due process rights are threatened. When we believe

----------
      (37) Tr.198.

      (38) Ibid. at 168.

      (39) Ibid. at 169. "just the fact that there is a pre-determined set of results that you will be having in the back of your mind or off to the side, which is the settlement proposal that perhaps we then have to bat against, if you will."

      (40) Ibid. at 168.

U-06-134(15) - (08/10/2007)
Statement of Commissioner Dave Harbour Dissenting In Part and Concurring In Part Page 7 of 9

 Regulatory Commission of Alaska
701 West Eighth Avenue, Suite 300
     Anchorage, Alaska 99501
(907) 276-6222; TTY (907) 276-4533

as the Majority apparently does, and I do, that this record shows due process rights of the non-settling party are protected, the Commission can make a finding to that effect.(41) The Commission should have been comfortable and confident in maintaining this docket's schedule. MEA's decision to rely on HEA's witness was a tactical decision for which it alone is responsible, and that should not delay the settling parties and this Commission when HEA decides to settle. Furthermore, before shouting "fire" in the regulatory theater at a late hour, MEA could have opted for a different course of action if its ultimate goal truly was to find a reasonable solution rather than cause chaos and delay. It could have wisely, discretely, and diligently explored with HEA the possibility of retaining HEA's witness going forward or, alternatively, petitioned this Commission to subpoena a witness at MEA's expense. Either of these options, or others I can envision, might have timely preserved the witness representation MEA professes to consider critical without raising, before settling parties and this Commission, the specter of delay.

            Second, by agreeing to delay, the Majority weighed MEA's disingenuous due process claims more heavily than the settling parties' ratepayers' interests in timely resolution of the case. In particular, Chugach's residential customers might expect to pay a higher rate for a longer time than if the hearing had been held as scheduled. Furthermore, avoidable delay in one proceeding produces unavoidable consequences for ratepayers impacted by other proceedings as dockets stack up and demands on staff and commissioners grow.

----------
      (41) AS 42.05.191 requires that "Every formal order of the commission shall be based upon the facts of record." The facts of this record do not well support the Majority's decision. The statute also requires that, "Every order entered pursuant to a hearing must state the commission's findings, the basis of its findings and conclusions together with its decision." This statement identifies the weak basis for Order No. 15's findings.

U-06-134(15) - (08/10/2007)
Statement of Commissioner Dave Harbour Dissenting In Part and Concurring In Part Page 8 of 9

 Regulatory Commission of Alaska
701 West Eighth Avenue, Suite 300
     Anchorage, Alaska 99501
(907) 276-6222; TTY (907) 276-4533

            Third, the Commission well knows that one of the fundamental justifications for our accepting stipulations involving the Attorney General's public advocate is the increased confidence we have that the settlement is consistent with the public interest. Likewise, when the Attorney General's public advocate advises the Commission that the procedural schedule can be maintained without eroding MEA's statutory and due process rights, our reluctance to entertain delay should be even greater. In this case, even without the AG's advice, support for delay is unconvincing.

          I Concur With That Part of the Majority's Decision Accepting
                        the Settling Parties' Agreement

            On a smaller issue, I concur with the Majority's acceptance of the stipulation, but believe the record justified acceptance when the bench order was issued and should have been included in the bench order. By delaying the formal acceptance until Order U-06-134(15) issued on August 9, 2007, the Majority prevented settling parties from more timely shedding expensive arrangements for their participation in a hearing, when the record before the Commission was no more instructive on August 9 than it was on July 31.

DATED AND EFFECTIVE at Anchorage, Alaska, this 10th day of August, 2007.

                                          ----------------------------
                                           Commissioner Dave Harbour

U-06-134(15) - (08/10/2007)
Statement of Commissioner Dave Harbour Dissenting In Part and Concurring In Part Page 9 of 9